UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2026
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CDW CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue
Vernon Hills, Illinois		60061
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 465-6000
None
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
In connection with the approval of the share repurchase program (as described below), CDW Corporation (the “Company”) issued a press release on May 13, 2026, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference in Item 7.01 of this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
Share Repurchase Program
The Company’s Board of Directors authorized a $1 billion increase to the Company’s share repurchase program under which the Company may repurchase shares of its common stock in the open market or through privately negotiated or other transactions. The timing and amounts of any purchases will be based on market conditions and other factors including but not limited to price, regulatory requirements, and capital availability. The increase to the share repurchase program is effective immediately and is incremental to the approximately $484 million unused in the repurchase program as of March 31, 2026. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of its shares, and repurchases may be modified, suspended, or discontinued from time to time without prior notice.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated May 13, 2026, announcing share repurchase program increase.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	May 13, 2026	By:	/s/ Albert J. Miralles
Albert J. Miralles
Chief Financial Officer and Executive Vice President, Enterprise Business Operations